SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A1

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                    LBP, INC.
                      (Exact name of registrant in charter)

                                 AMENDMENT NO. 1

        Delaware                    0-24094                13-3764375
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      (State or other         (Commission File No.)     (I.R.S. Employer
      jurisdiction of                                   Identification No.)
      incorporation

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated December 28, 1998 as set forth in the attached hereto:

                  Item 7. Financial Statements and Exhibits

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    LBP, INC.
                                    (Registrant)

                                    /s/ Fredric M. Zinn
                                    ----------------------------------
                                    By: Fredric M. Zinn
                                        Chief Financial Officer

Date: January 29, 1999

Item 7.     Financial Statements and Exhibits

      c)    Exhibits

            1) Articles Supplementary of Series 10.5% Cumulative Convertible Preferred Stock of Impac Mortgage Holdings, Inc. dated December 22, 1998.

            2)    Stock Purchase Agreement dated December 22, 1998.